UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2019

ONE MADISON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-38348	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 East 28th Street, 8th Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-763-0930

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2019, One Madison Corporation (the “Company”) announced that it has selected Trent Meyerhoefer, as the Company’s new Chief Financial Officer and Senior Vice President of the Company in connection with the previously announced business combination pursuant to which the Company will acquire all of the issued and outstanding equity interests of Rack Holdings Inc., and its wholly owned subsidiary, Ranpak Corp. (“Ranpak”). Effective as of, and contingent on, the consummation of the business combination, which is expected to occur in the second quarter of 2019, Mr. Meyerhoefer will be appointed as the Chief Financial Officer and Senior Vice President of Ranpak. In connection with such appointment, Mr. Meyerhoefer is also expected to be formally appointed to serve as Chief Financial Officer and Senior Vice President of the Company following the business combination.

Prior to joining the Company, Mr. Meyerhoefer, 50, most recently served as the Senior Vice President and Treasurer of Eaton Corporation (“Eaton”), a global and diversified power management company, since August 2012, after joining the company in 1995 as a corporate development manager. From 1995 until 2012, Mr. Meyerhoefer held various positions at Eaton, including Manager of Strategic Planning, Director of Business Development, Director of Corporate Planning, Director of Capital Markets and, prior to his most recent role as Senior Vice President and Treasurer, Mr. Meyerhoefer served as Vice President and Assistant Treasurer of the company. Prior to his joining Eaton, Mr. Meyerhoefer served as a Senior Consultant at Accenture Ltd. (then doing business as Anderson Consulting). Mr. Meyerhoefer earned a B.A. in Economics & Management from Albion College in Michigan and an M.B.A. from the Tuck School of Business at Dartmouth College in New Hampshire.

In connection with Mr. Meyerhoefer’s appointment, Ranpak entered into an offer letter agreement with Mr. Meyerhoefer dated as of April 7, 2019 (the “Offer Letter”) setting forth Mr. Meyerhoefer’s initial compensation, which will consist of an annual base salary of $350,000, a 2019 bonus target of 60% of his annual base salary and an annual long-term incentive award of restricted stock units (“RSUs”) subject to performance conditions with a grant date fair value, at target, of $450,000, which will be subject to the terms and conditions of the Company’s proposed 2019 Equity Incentive Plan (the “2019 Plan”). Under the Offer Letter, Mr. Meyerhoefer is also entitled to certain one-time catch up awards as follows: (i) a cash award equal to the excess, if any, of $105,000 minus the amount of his 2019 bonus award, plus $17,500, payable at the same time as 2019 bonuses and (ii) an RSU award to be granted after the end of 2019 with respect to a number of shares equal to the excess, if any, of 50% of the target number of performance RSUs he receives in 2019 as his long term incentive award minus the number of performance RSUs actually earned under his award based on 2019 performance, which catch-up RSUs will be subject to the same service vesting terms as the 2019 performance RSUs. In addition, in consideration of compensation foregone from his prior employer, as soon as practicable after his start date, Mr. Meyerhoefer will receive a one-time equity award of RSUs under the 2019 Plan with a value equal to $330,000, which will vest ratably in three annual installments on the 1st of January 2020, 2021 and 2022.

In connection with the Offer Letter, Mr. Meyerhoefer also agreed to enter into a Severance and Non-Competition Agreement (the “Severance and Non-Competition Agreement”) with Ranpak with substantially similar terms as the Severance and Non-Competition Agreements to which other senior executives of Ranpak are a party and provides that if Mr. Meyerhoefer’s employment is terminated by Ranpak without cause or by Mr. Meyerhoefer for good reason, Ranpak will provide Mr. Meyerhoefer with (i) continued base salary for 12 months following his termination and (ii) continued medical coverage pursuant to COBRA, at Ranpak’s expense, for six (6) months following his termination. Under the agreement, Mr. Meyerhoefer is also subject to certain restrictive covenants, including confidentiality, noncompetition (during employment and for 12 months thereafter) and nonsolicitation of customers and employees (during employment and for 24 months thereafter).

The foregoing summary is qualified in its entirety by reference to the Offer Letter and the Severance and Non-Competition Agreement, which are included hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Prior to the consummation of the business combination and his formal appointment as Chief Financial Officer and Senior Vice President of the Company, Mr. Meyerhoefer will serve as a consultant to the Company beginning on April 24, 2019 pursuant to a letter agreement with the Company (the “Consultant Agreement”). Under the terms of the Consultant Agreement, he will receive monthly compensation in an amount equal to his base salary under the Offer Letter. The foregoing summary is qualified in its entirety by reference to the Consultant Agreement, which is included hereto as Exhibit 10.3 and incorporated by reference herein.

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Upon the consummation of the business combination of the Company and Ranpak, the Company’s current Chief Financial Officer, Bharani Bobba, will step down from his role as the Company’s Chief Financial Officer, and is expected to take on other responsibilities with the Company in a non-executive officer capacity, and Mr. Meyerhoefer will be formally appointed to his role as Chief Financial Officer and Senior Vice President of the Company.

Item 8.01. Other Events

On April 15, 2019, the Company issued a press release announcing the appointment of Mr. Meyerhoefer. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

In connection with the proposed acquisition, One Madison filed a registration statement on Form S-4 (File No. 333-230030) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s equityholders in connection with the Company’s proposed domestication as a Delaware corporation in connection with the completion of the business combination. The Registration Statement has not yet been declared effective. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement/prospectus (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) at One Madison’s website at http://www.onemadisoncorp.com/corporate-governance--investor-relations.html or by contacting One Madison’s investor relations department via e-mail at info@onemadisongroup.com.

Participants in the Solicitation

One Madison and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from One Madison’s stockholders with respect to the proposed acquisition. Information about One Madison’s directors and executive officers and their ownership of One Madison’s common stock is set forth in One Madison’s filings with the SEC, including (i) the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed on February 28, 2019 and (ii) the Registration Statement on Form S-4 initially filed on March 1, 2019, as amended on April 8, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed acquisition, including the interests of One Madison’s directors and executive officers in the proposed acquisition, which may be different than those of One Madison’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed acquisition, which will be filed with the SEC.

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CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this Current Report and the Exhibits attached hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the pending transaction among One Madison Corporation (the “Company”), Rack Holdings L.P. and Rack Holdings Inc. (“Ranpak”) and the transactions contemplated thereby, and the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report and the Exhibits attached hereto may include, for example, statements about: our ability to complete our initial business combination; our expectations around the performance of the prospective target business or business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; the proceeds of the forward purchase shares being available to us; our potential ability to obtain additional financing to complete our initial business combination; our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this Current Report and the Exhibits attached hereto are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the failure to consummate the initial business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the initial business combination may differ materially from the terms and conditions set forth herein; (3) the outcome of any legal proceedings that may be instituted against the Company, Ranpak or others following the announcement of the initial business combination and any definitive agreements with respect thereto; (4) the inability to complete the initial business combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the initial business combination or to satisfy other conditions to closing in the definitive agreements with respect to the initial business combination; (5) changes to the proposed structure of the initial business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the initial business combination; (6) the ability to meet and maintain NYSE’s listing standards following the consummation of the initial business combination; (7) the risk that the initial business combination disrupts current plans and operations of Ranpak as a result of the announcement and consummation of the initial business combination; (8) costs related to the initial business combination; (9) changes in applicable laws or regulations; (10) the possibility that Ranpak or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer Letter dated April 7, 2019 by and between Ranpak Corp. and Trent Meyerhoefer.
10.2	Severance and Non-Competition Agreement dated April 7, 2019 by and between Ranpak Corp. and Trent Meyerhoefer.
10.3	Letter Agreement dated April 7, 2019 by and between One Madison Corporation and Trent Meyerhoefer.
99.1	Press release dated April 15, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2019

ONE MADISON CORPORATION

By:	/s/ Bharani Bobba
Bharani Bobba
Chief Financial Officer

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